UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2019

INDOOR HARVEST CORP

(Exact name of registrant as specified in its charter)

Texas	000-55594	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7401 W. Slaughter Lane #5078 Austin, Texas	78739
(Address of Principal Executive Offices)	(Zip Code)

512-309-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 15, 2019, the Registrant mutually and amicably arranged with departing officer and Director Daniel Weadock, for him to transition to becoming an advisor to the Registrant. Thus, Mr. Weadock no longer serves in any officer or Director capacity. As part of a non-material arrangement, subject to the Board monthly requests, Mr. Weadock focuses include consulting on potential acquisitions, among other things. The Board confirmed typical consulting arrangements to apply moving forward, including some shares of common stock, 100,000, potential future stock and other considerations, indemnifications and reimbursement of expenses.

Effective May 15, 2019, the Board of Directors has appointed Thomas Cook to act as interim principal accounting officer and principal executive officer serving in the capacity of interim CEO and interim CFO with non-material arrangements to apply moving forward, including compensation of $2,500 monthly, potential stock and other considerations, indemnifications and reimbursement of expenses. Mr. Cook owns no Company securities at this time. While Mr. Cook is acting CEO and CFO, the Company sees him serving in a limited role while it is actively seeking new CEO and CFO candidates to serve on long term basis, with education and experiences to fit the Company 2019 plans.

Some information on Mr. Cook:

Thomas Cook. Mr. Cook, age 54, was appointed as interim Chief Executive Officer and interim Chief Financial Officer to the Company effective May 15, 2019. His appointment was for limited attention and services while the Company restructures management, business and seeks potential long term CEO and CFO candidates. Mr. Cook has years of experience dealing with management teams of companies, private and public, and law firms, financial firms, and others and is skilled at dynamic communication, governmental filings compliance (mostly on a state basis), follow-up skills, and organizational record keeping. He has about 22 years account management experience within the corporate compliance industry, approximately 10 years of which was with CT Corporation, a Wolters Kluwer company. He founded his own compliance firm, TCE Compliance Services, about 8 years ago and assists the Company, for nominal compensation, on certain standard corporate filing services. He honorably served and was discharged, the United States Marine Corps, 1984 to 1988.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDOOR HARVEST CORP

Date: May 17, 2019	By:	/s/ Thomas Cook
Thomas Cook
Chief Executive Officer

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